Convertible Credit Facility	12 Months Ended
Dec. 31, 2012
Convertible Credit Facility
12.	CONVERTIBLE CREDIT FACILITY

	December 31,
	2012	2011
Principal amount of convertible debenture	$500,000	$500,000
(Deduct) add:
Bifurcation of embedded derivative liability	(313,292)	(313,292)
Accretion of discount	259	127
Reduction of carrying amount upon partial conversion	(93,370)	(93,370)

Carrying amount of debt host contract	93,597	93,465
Embedded derivative liability	8,876	48,388

Convertible credit facility	102,473	141,853
Accrued interest	6,301	6,301
Transaction costs allocated to deferred charges	(2,796)	(2,799)

Net carrying amount of convertible credit facility	$105,978	$145,355

On November 19, 2009, SouthGobi issued a convertible debenture to a wholly owned subsidiary of China Investment Corporation (“CIC”) for $500.0 million. The convertible debenture bears interest at 8.0% (6.4% payable semi-annually in cash and 1.6% payable annually in shares of SouthGobi) and has a term of 30 years. A first charge over SouthGobi’s assets, including the shares of its material subsidiaries, is pledged as collateral against the convertible debenture. An event of default on the convertible debenture can be triggered as a result of certain encumbrances on SouthGobi’s assets (Note 29).

Pursuant to the convertible debentures’ terms, SouthGobi had the right to call for the conversion of up to $250.0 million of the convertible debenture upon SouthGobi achieving a public float of 25.0% of its common shares under certain agreed circumstances. On March 29, 2010, SouthGobi exercised this right and completed the conversion of $250.0 million of the convertible debenture into 21.5 million shares at a conversion price of $11.64 (Cdn$11.88).

CIC has the right to convert the debenture, in whole or in part, into common shares of SouthGobi from November 19, 2010 onwards. After November 19, 2014, SouthGobi is entitled to convert the debenture, in whole or in part, into its common shares at the conversion price if the conversion price is at least Cdn$10.66. The conversion price is the lower of Cdn$11.88 or the 50-day volume-weighted average price at the date of conversion, subject to a floor price of Cdn$8.88 per share.

As at December 31, 2012, the fair value of the embedded derivative liability associated with the remaining $250.0 million principal outstanding was determined to be $8.9 million (December 31, 2011 - $48.4 million).

During 2012, Turquoise Hill capitalized $9.5 million (2011 - $10.8 million) of interest expense and $0.1 million (2011 - $0.1 million) of accretion expense incurred on the convertible credit facility.

The embedded derivative liability was valued using a Monte Carlo simulation valuation model. A Monte Carlo simulation model is a valuation model that relies on random sampling and is often used when modeling systems with a large number of inputs and where there is significant uncertainty in the future value of inputs and where the movement in the inputs can be independent of each other. Some of the key inputs used by the Monte Carlo simulation include: floor and ceiling conversion prices, risk-free rate of return, expected volatility of SouthGobi’s share price, forward Cdn$ exchange rate curves and spot Cdn$ exchange rates.

Assumptions used in the Monte Carlo valuation model are as follows:

	December 31,
	2012		2011
Floor conversion price	Cdn$	8.88	Cdn$	8.88
Ceiling conversion price	Cdn$	11.88	Cdn$	11.88
Expected volatility		70%		71%
Risk-free rate of return		2.26%		2.41%
Foreign exchange spot rate (U.S. Dollar equivalent to Cdn$1)		1.01		0.98
Forward foreign exchange rate curve (U.S. Dollar equivalent to Cdn$1)		0.96 - 1.01		0.96 - 1.01